Note 5 - Property and Equipment, Net	12 Months Ended
Dec. 31, 2021
Notes to Financial Statements
Property, Plant and Equipment Disclosure [Text Block]

5.   PROPERTY AND EQUIPMENT, NET

Property and equipment, net consist of the following:

	December 31,
	2021	2020
Computer equipment	$32,500	$32,500
Furniture and fixtures	9,208	9,208
Accumulated depreciation	(41,708)	(41,708)
Property and equipment, net	$—	$—

Depreciation expense for the years ended December 31, 2021 and 2020 was $0 and $591 respectively.